[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) VALUE FUND
               (FORMERLY KNOWN AS MFS(R) EQUITY INCOME FUND)
               ANNUAL REPORT o AUGUST 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 32 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed- income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Lisa B. Nurme]
     Lisa B. Nurme

For the 12 months ended August 31, 2001, Class A shares of the fund provided a total return of 3.19%, Class B shares 2.55%, Class C shares 2.52%, and Class I shares 3.58%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -24.39% return for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance. During the same period, the average equity income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -2.87%.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM ITS BENCHMARK AND LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. Over the past year we maintained our focus on high-quality companies across a diverse range of industries such as energy, electric and gas utilities, food and drug retailers, pharmaceutical and managed care companies, and government-sponsored mortgage agencies. Our conservative approach, which focuses on what we perceive as lower-risk companies, helped performance during the period. In addition, we had little exposure to technology stocks, which were hit hard for most of the year.

Q. GIVEN THE CONSERVATIVE NATURE OF THE PORTFOLIO, HAS IT BEEN DIFFICULT TO FIND OPPORTUNITIES?

A. No, we have been finding plenty of good values in the market, but as the performance results indicate, the environment has changed quite a bit from that of 12 months ago. At that time, the overall valuation of the market was still high. While value stocks were beginning to gain ground against growth stocks early in the period, value stocks have now had a pretty good run relative to growth. However, we found value in oil service, aluminum, industrial gases, agricultural chemicals and equipment, and we continue to like integrated electric utility stocks, select pharmaceutical stocks, and the mortgage agencies.

Q. THERE HAS BEEN QUITE A BIT OF VOLATILITY IN THE ELECTRIC UTILITY AND ENERGY SECTORS IN RECENT MONTHS. WHAT'S YOUR OUTLOOK?

A. Despite recent weakness in the energy sector and in electric utilities stocks, we believe the long-term outlook remains positive. Electric power generators and oil and natural gas companies rallied early in the year due to strong demand and the spike in energy prices. While there has been some concern about more production and increased supply lowering prices, we believe there are companies in these industries that offer compelling growth outlooks and reliable earnings prospects, that are also trading at what we think are attractive prices. As a result, we've used the market's weakness as an opportunity to increase some of our positions in the energy sector.

Q. SOME PEOPLE ARE SAYING THAT SMALL-CAP STOCKS WILL CONTINUE TO OUTPERFORM LARGE-CAP STOCKS COMING OUT OF THE DOWNTURN. HAVE YOU BEEN AT A DISADVANTAGE BECAUSE OF THE PORTFOLIO'S LARGE-CAP BIAS?

A. Historically, small-cap stocks have outperformed large-cap stocks in this type of environment, but it has been difficult to predict if this sort of market shift could continue. While our focus remains on bottom-up Original Research(SM), our expectation is for value to continue to outperform growth in the near term. Within the value segment of the market, however, we think there will be a much more level playing field between large-cap and small-cap stocks for the simple reason that if the economic environment worsens, the bigger companies have the asset bases to deal with that scenario. As a result, we're optimistic that many large-cap value stocks can continue to outperform over the next year.

Q.  WHAT ARE YOUR EXPECTATIONS FOR THE REMAINDER OF THE YEAR?

A. No one knows for sure exactly when the economy will recover. We do know that the stock market usually bottoms two to four quarters before company earnings bottom. In other words, stock prices will most likely move up ahead of the economy. Near term, we expect more volatility in the market. As disciplined investors, however, we plan to look for opportunities caused by this volatility to make long-term investments in quality companies.

/s/ Lisa B. Nurme

    Lisa B. Nurme
    Portfolio Manager

Note to Shareholders: Effective January 1, 2001, MFS Equity Income Fund changed its name to MFS Value Fund. The fund's primary objective also has changed to one seeking capital appreciation and reasonable income.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   LISA B. NURME IS SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE PORTFOLIO
   MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE OVERSEES AND PROVIDES STRATEGIC DIRECTION TO THE GROUP OF PORTFOLIO MANAGERS OF OUR VALUE OR CONSERVATIVE EQUITY PRODUCTS.

   LISA ALSO MANAGES THE EQUITY INCOME PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITY PRODUCTS AND IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF OUR TOTAL RETURN PRODUCTS. SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT IN 1999, AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT IN 2001. PRIOR TO JOINING MFS, SHE WAS EMPLOYED AT GOLDMAN SACHS. LISA IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION AND REASONABLE INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1996

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1996
                               CLASS B  NOVEMBER 4, 1997
                               CLASS C  NOVEMBER 5, 1997
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $2.1 BILLION NET ASSETS AS OF AUGUST 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2001. Index information is from January 1, 1996.)


                          MFS Value Fund
                            - Class A             S&P 500 Stock Index
              "1/96"         $ 9,425                    $10,000
              "8/96"          10,443                     10,745
              "8/97"          14,403                     15,113
              "8/98"          15,772                     16,336
              "8/99"          19,601                     22,842
              "8/00"          22,727                     26,570
              "8/01"          23,451                     20,090


TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                                           1 Year      3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                            + 3.19%      +48.69%      +124.77%      +148.82%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            + 3.19%      +14.14%      + 17.58%      + 17.46%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                            - 2.75%      +11.91%      + 16.20%      + 16.24%
----------------------------------------------------------------------------------------------------------

CLASS B
                                                           1 Year      3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                            + 2.55%      +45.86%      +119.46%      +142.94%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            + 2.55%      +13.41%      + 17.02%      + 16.97%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                            - 1.42%      +12.63%      + 16.81%      + 16.88%
----------------------------------------------------------------------------------------------------------

CLASS C
                                                           1 Year      3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                            + 2.52%      +45.90%      +119.48%      +142.96%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            + 2.52%      +13.42%      + 17.02%      + 16.97%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                            + 1.53%      +13.42%      + 17.02%      + 16.97%
----------------------------------------------------------------------------------------------------------

CLASS I
                                                           1 Year      3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                            + 3.58%      +50.63%      +126.92%      +151.20%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            + 3.58%      +14.63%      + 17.81%      + 17.66%
----------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year      3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------------------
Average equity income fund+                               - 2.87%      + 7.73%      + 10.39%      + 10.13%
----------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                        -24.39%      + 7.14%      + 13.33%      + 13.10%
----------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, January 2, 1996, through
    August 31, 2001. Index information is from January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                     19.5%
                UTILITIES & COMMUNICATIONS             18.3%
                ENERGY                                 11.2%
                BASIC MATERIALS                        10.6%
                CONSUMER STAPLES                       10.2%

TOP 10 STOCK HOLDINGS

EXXON MOBIL CORP.  2.8%                 AKZO NOBEL N.V.  2.1%
Integrated oil company                  Dutch diversified chemical company

SPRINT CORP.  2.7%                      ALCOA, INC.  2.1%
Wireline telecommunications firm        Aluminum producer

CITIGROUP, INC.  2.6%                   AT&T CORP.  2.1%
Diversified financial services          Telecommunications and services company
company
                                        SEARS, ROEBUCK & CO.  2.1%
VIACOM, INC.  2.3%                      Multi-line retailer
Diversified media and entertainment
company                                 DEERE & CO.  2.0%
                                        Agricultural equipment manufacturer
PROCTER & GAMBLE CO.  2.2%
Consumer products company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 95.8%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 83.6%
  Automotive - 1.0%
    Delphi Automotive Systems Corp.                                 1,364,800             $   20,458,352
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.8%
    Bank America Corp.                                                430,500             $   26,475,750
    FleetBoston Financial Corp.                                     1,030,360                 37,948,159
    PNC Financial Services Group Co.                                  395,708                 26,350,196
    SouthTrust Corp.                                                  419,600                 10,221,456
                                                                                          --------------
                                                                                          $  100,995,561
--------------------------------------------------------------------------------------------------------
  Biotechnology - 2.2%
    Abbott Laboratories, Inc.                                         401,780             $   19,968,466
    Guidant Corp.*                                                    752,200                 27,169,464
                                                                                          --------------
                                                                                          $   47,137,930
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.7%
    Hewlett-Packard Co.                                               865,900             $   20,097,539
    International Business Machines Corp.                             197,120                 19,712,000
    Sun Microsystems, Inc.*                                         1,421,300                 16,273,885
                                                                                          --------------
                                                                                          $   56,083,424
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.1%
    Praxair, Inc.                                                     197,800             $    9,310,446
    Rohm & Haas Co.                                                   374,018                 13,430,986
                                                                                          --------------
                                                                                          $   22,741,432
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Compaq Computer Corp.                                           1,590,680             $   19,644,898
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.4%
    Microsoft Corp.*                                                  131,121             $    7,480,453
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 5.1%
    Gillette Co.                                                    1,170,500             $   35,875,825
    Philip Morris Cos., Inc.                                          561,030                 26,592,822
    Procter & Gamble Co.                                              593,440                 44,003,576
                                                                                          --------------
                                                                                          $  106,472,223
--------------------------------------------------------------------------------------------------------
  Entertainment - 3.3%
    Viacom, Inc., "B"*                                              1,090,543             $   46,239,023
    Walt Disney Co.                                                   865,300                 22,004,579
                                                                                          --------------
                                                                                          $   68,243,602
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.9%
    Citigroup, Inc.                                                 1,154,900             $   52,836,675
    Fannie Mae                                                        286,820                 21,858,552
    Freddie Mac Corp.                                                 386,020                 24,272,938
    Merrill Lynch & Co., Inc.                                         453,500                 23,400,600
    Morgan Stanley Dean Witter & Co.                                  394,200                 21,030,570
                                                                                          --------------
                                                                                          $  143,399,335
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.0%
    Mellon Financial Corp.                                            571,900             $   20,159,475
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.6%
    Archer-Daniels-Midland Co.                                      2,107,215             $   28,299,897
    PepsiCo., Inc.                                                    562,376                 26,431,672
                                                                                          --------------
                                                                                          $   54,731,569
--------------------------------------------------------------------------------------------------------
  Food Products - 0.8%
    Smucker (J. M.) Co.                                               575,631             $   16,106,155
--------------------------------------------------------------------------------------------------------
  Gas - 1.2%
    Air Products & Chemicals, Inc.                                    605,228             $   25,661,667
--------------------------------------------------------------------------------------------------------
  Healthcare - 1.2%
    HCA Inc.                                                          530,760             $   24,276,962
--------------------------------------------------------------------------------------------------------
  Industrial - 0.5%
    Rockwell International Corp.                                      675,900             $   10,848,195
--------------------------------------------------------------------------------------------------------
  Insurance - 4.9%
    Allstate Corp.                                                    758,790             $   25,745,745
    American International Group, Inc.                                  5,758                    450,276
    Chubb Corp.                                                       143,800                  9,706,500
    CIGNA Corp.                                                       253,125                 22,781,250
    Hartford Financial Services Group, Inc.                           154,055                  9,982,764
    Jefferson Pilot Corp.                                             492,197                 22,897,004
    Safeco Corp.                                                      367,240                 11,046,579
                                                                                          --------------
                                                                                          $  102,610,118
--------------------------------------------------------------------------------------------------------
  Machinery - 3.4%
    Caterpillar, Inc.                                                 192,510             $    9,625,500
    Danaher Corp.                                                     390,300                 21,688,971
    Deere & Co.                                                       934,716                 40,351,690
                                                                                          --------------
                                                                                          $   71,666,161
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 2.8%
    American Home Products Corp.                                      335,684             $   18,798,304
    Eli Lilly & Co.                                                   324,500                 25,190,935
    Schering Plough Corp.                                             412,120                 15,714,136
                                                                                          --------------
                                                                                          $   59,703,375
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 2.5%
    Alcoa, Inc.                                                     1,095,770             $   41,770,752
    Phelps Dodge Corp.                                                281,330                 11,084,402
                                                                                          --------------
                                                                                          $   52,855,154
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.9%
    Halliburton Co.                                                 1,128,250             $   31,433,045
    Noble Drilling Corp.*                                             208,050                  5,658,960
    Schlumberger Ltd.                                                 485,410                 23,785,090
                                                                                          --------------
                                                                                          $   60,877,095
--------------------------------------------------------------------------------------------------------
  Oils - 6.0%
    Apache Corp.                                                      324,570             $   15,232,070
    Devon Energy Corp.                                                537,610                 24,875,215
    Exxon Mobil Corp.                                               1,403,070                 56,333,260
    Occidental Petroleum Corp.                                        171,720                  4,725,734
    Unocal Corp.                                                      664,786                 23,466,946
                                                                                          --------------
                                                                                          $  124,633,225
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.4%
    Gannett Co., Inc.                                                 349,437             $   21,546,285
    Tribune Co.                                                       214,444                  8,453,383
                                                                                          --------------
                                                                                          $   29,999,668
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.7%
    Equity Office Properties Trust                                    353,450             $   11,342,210
    Equity Residential Properties Trust                               415,792                 24,494,307
                                                                                          --------------
                                                                                          $   35,836,517
--------------------------------------------------------------------------------------------------------
  Retail - 2.0%
    Sears, Roebuck & Co.                                              965,600             $   41,279,400
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.2%
    Minnesota Mining & Manufacturing Co. (3M)                         241,100             $   25,098,510
--------------------------------------------------------------------------------------------------------
  Supermarket - 0.4%
    Safeway, Inc.*                                                    196,707             $    8,873,453
--------------------------------------------------------------------------------------------------------
  Telecommunications - 7.7%
    AT&T Corp.                                                      2,184,600             $   41,594,784
    Cox Communications, Inc.*                                         515,330                 20,489,521
    SBC Communications, Inc.                                          325,986                 13,336,087
    Sprint Corp.                                                    2,294,490                 53,553,397
    Verizon Communications                                            639,043                 31,952,150
                                                                                          --------------
                                                                                          $  160,925,939
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 1.1%
    Comcast Corp., "A"*                                               647,570             $   23,720,489
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.5%
    AT&T Wireless Services Inc.*                                      666,819             $   10,335,695
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 6.1%
    Dominion Resources, Inc.                                          338,790             $   21,326,831
    Exelon Corp.                                                      456,443                 24,921,788
    FPL Group, Inc.                                                   188,600                 10,250,410
    NiSource, Inc.                                                    685,223                 17,274,472
    NSTAR Co.                                                         544,140                 24,246,878
    Pinnacle West Capital Corp.                                       466,110                 20,793,167
    Public Service Enterprise Group                                   192,800                  8,926,640
                                                                                          --------------
                                                                                          $  127,740,186
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 3.3%
    AGL Resources, Inc.                                               431,403             $    9,188,884
    National Fuel Gas Co.                                             624,466                 29,855,720
    NICOR, Inc.                                                       375,794                 14,565,775
    WGL Holdings, Inc.                                                548,713                 14,820,738
                                                                                          --------------
                                                                                          $   68,431,117
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $1,749,027,335
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 12.2%
  Bermuda - 0.5%
    Accenture Ltd. (Business Services)*                               738,890             $   11,009,461
--------------------------------------------------------------------------------------------------------
  Canada - 2.3%
    Alcan, Inc. (Metals)                                              382,080             $   13,877,146
    BCE, Inc. (Telecommunications)                                    570,500                 14,159,810
    Canadian National Railway Co. (Railroad)                          456,889                 19,874,671
                                                                                          --------------
                                                                                          $   47,911,627
--------------------------------------------------------------------------------------------------------
  France - 1.4%
    ALSTOM (Transportation)                                           797,170             $   21,685,808
    Total Fina S.A., ADR (Oils)                                        97,880                  7,228,438
                                                                                          --------------
                                                                                          $   28,914,246
--------------------------------------------------------------------------------------------------------
  Netherlands - 3.6%
    Akzo Nobel N.V. (Chemicals)                                       948,993             $   41,991,833
    Royal Dutch Petroleum Co., ADR (Oils)                             569,080                 32,227,000
                                                                                          --------------
                                                                                          $   74,218,833
--------------------------------------------------------------------------------------------------------
  Switzerland - 3.0%
    Nestle S.A. (Food & Beverage Products)                             45,314             $    9,562,094
    Novartis AG (Medical & Health Products)                           575,200                 20,982,507
    Syngenta AG (Chemicals)*                                          607,240                 31,761,699
                                                                                          --------------
                                                                                          $   62,306,300
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    CGNU PLC (Insurance)*                                             868,030             $   12,839,730
    Diageo PLC (Food & Beverage Products)*                          1,720,573                 17,358,207
                                                                                          --------------
                                                                                          $   30,197,937
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  254,558,404
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,050,472,335)                                            $2,003,585,739
--------------------------------------------------------------------------------------------------------

Preferred Stock - 0.2%
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Utilities - Electric - 0.2%
    Dominion Resources, Inc. (Identified Cost, $4,265,764)             81,200             $    4,896,360
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.2%
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Utilities - Electric - 0.1%
    NiSource, Inc., 7.75%                                              35,678             $    1,733,951
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Canada - 0.1%
    Canadian National Railway Co., 5.25% (Railroad)                    20,967             $    1,258,858
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $2,715,713)                           $    2,992,809
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.9%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 9/04/01 - 9/06/01                         $    9,647             $    9,642,271
    Edison Asset Securitization LLC, due 9/04/01                        1,147                  1,146,647
    Ford Motor Credit Corp., due 9/06/01                               10,000                  9,995,042
    Freddie Mac, due 9/11/01                                           20,000                 19,980,222
    General Electric Capital Corp., due 9/04/01                           242                    241,926
    General Motors Acceptance Corp., due 9/21/01                       10,000                  9,980,167
    New Center Asset Trust, due 9/04/01                                   322                    321,901
    Prudential Funding Corp., due 10/02/01 - 10/05/01                  10,000                  9,968,865
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $   61,277,041
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,118,730,853)                                       $2,072,751,949

Other Assets, Less Liabilities - 0.9%                                                         18,961,691
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $2,091,713,640
--------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,118,730,853)        $2,072,751,949
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     61,313,552
  Foreign currency, at value (identified cost, $3,834)                    4,131
  Receivable for investments sold                                     4,126,724
  Receivable for fund shares sold                                    20,420,615
  Interest and dividends receivable                                   3,349,934
                                                                 --------------
      Total assets                                               $2,161,966,905
                                                                 --------------
Liabilities:
  Payable to custodian                                           $        4,830
  Payable for investments purchased                                   5,267,124
  Payable for fund shares reacquired                                  3,509,442
  Collateral for securities loaned, at value                         61,313,552
  Payable to affiliates -
    Management fee                                                       34,185
    Shareholder servicing agent fee                                       5,697
    Distribution and service fee                                         38,331
  Accrued expenses and other liabilities                                 80,104
                                                                 --------------
      Total liabilities                                          $   70,253,265
                                                                 --------------
Net assets                                                       $2,091,713,640
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $2,131,243,628
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (45,978,273)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     4,746,492
  Accumulated undistributed net investment income                     1,701,793
                                                                 --------------
      Total                                                      $2,091,713,640
                                                                 ==============
Shares of beneficial interest outstanding                          108,734,490
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $981,372,982 / 50,888,521 shares of
    beneficial interest outstanding)                                 $19.28
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $20.46
                                                                     ======
Class B shares:
  Net asset value and offering price per share
  (net assets of $698,337,857 / 36,386,756 shares of
  beneficial interest outstanding)                                   $19.19
                                                                     ======
Class C shares:
  Net asset value and offering price per share
  (net assets of $366,153,637 / 19,090,046 shares of
  beneficial interest outstanding)                                   $19.18
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
  (net assets of $45,849,164 / 2,369,167 shares of
  beneficial interest outstanding)                                   $19.35
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $ 20,273,561
    Interest                                                          2,452,682
    Foreign taxes withheld                                             (380,208)
                                                                   ------------
      Total investment income                                      $ 22,346,035
                                                                   ------------
  Expenses -
    Management fee                                                 $  6,103,693
    Trustees' compensation                                               41,748
    Shareholder servicing agent fee                                   1,017,282
    Distribution and service fee (Class A)                            1,592,529
    Distribution and service fee (Class B)                            3,439,943
    Distribution and service fee (Class C)                            1,759,253
    Administrative fee                                                  152,326
    Custodian fee                                                       456,464
    Printing                                                             95,234
    Postage                                                             155,110
    Auditing fees                                                        31,542
    Legal fees                                                            7,988
    Amortization of organization expenses                                   147
    Miscellaneous                                                       620,905
                                                                   ------------
      Total expenses                                               $ 15,474,164
    Fees paid indirectly                                                (57,002)
                                                                   ------------
      Net expenses                                                 $ 15,417,162
                                                                   ------------
        Net investment income                                      $  6,928,873
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 15,868,349
    Foreign currency transactions                                      (117,461)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $ 15,750,888
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(87,365,319)
    Translation of assets and liabilities in foreign currencies           2,836
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(87,362,483)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(71,611,595)
                                                                   ------------
          Decrease in net assets from operations                   $(64,682,722)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    2001                       2000
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                       $    6,928,873              $    2,460,136
  Net realized gain on investments and foreign currency
    transactions                                                  15,750,888                   1,800,794
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (87,362,483)                 39,354,000
                                                              --------------              --------------
    Increase (decrease) in net assets from operations         $  (64,682,722)             $   43,614,930
                                                              --------------              --------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $   (3,479,023)             $   (1,184,077)
  From net investment income (Class B)                            (1,061,873)                   (573,024)
  From net investment income (Class C)                              (538,030)                   (198,472)
  From net investment income (Class I)                              (584,267)                    (82,546)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (5,907,737)                 (1,164,029)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (4,428,435)                 (1,178,577)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               (2,026,474)                   (372,681)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (1,039,663)                    (50,683)
                                                              --------------              --------------
    Total distributions declared to shareholders              $  (19,065,502)             $   (4,804,089)
                                                              --------------              --------------
Net increase in net assets from fund share transactions       $1,800,054,137              $  209,791,781
                                                              --------------              --------------
      Total increase in net assets                            $1,716,305,913              $  248,602,622
Net assets:
  At beginning of period                                         375,407,727                 126,805,105
                                                              --------------              --------------
At end of period (including accumulated undistributed net
  investment income of $1,701,793 and $640,431,
  respectively)                                               $2,091,713,640              $  375,407,727
                                                              ==============              ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                          ----------------------------------------------------------------
                                                          2001            2000           1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $19.38          $17.17         $14.20         $14.82        $11.07
                                                        ------          ------         ------         ------        ------
Income from investment operations# -
  Net investment income(S)                              $ 0.20          $ 0.24         $ 0.24         $ 0.22        $ 0.22
  Net realized and unrealized gain on investments and
    foreign currency###                                   0.44            2.43           3.17           1.07          3.91
                                                        ------          ------         ------         ------        ------
    Total from investment operations                    $ 0.64          $ 2.67         $ 3.41         $ 1.29        $ 4.13
                                                        ------          ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                            $(0.19)         $(0.22)        $(0.22)        $(0.20)       $(0.16)
  From net realized gain on investments and
    foreign currency transactions                        (0.55)          (0.24)         (0.22)         (1.71)        (0.22)
                                                        ------          ------         ------         ------        ------
    Total distributions declared to shareholders        $(0.74)         $(0.46)        $(0.44)        $(1.91)       $(0.38)
                                                        ------          ------         ------         ------        ------
Net asset value - end of period                         $19.28          $19.38         $17.17         $14.20        $14.82
                                                        ======          ======         ======         ======        ======
Total return(+)                                           3.19%          15.95%         24.27%          9.50%        38.05%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.21%           1.30%          1.36%          1.46%         1.54%
  Net investment income                                   1.00%           1.38%          1.47%          1.45%         1.75%
Portfolio turnover                                          63%             83%            97%            89%          118%
Net assets at end of period (000 Omitted)             $981,373        $165,616        $51,753        $11,146        $  510

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income                           $ --            $ 0.25         $ 0.24         $ 0.11        $ 0.02
        Ratios (to average net assets):
          Expenses##                                      --              1.26%          1.36%          2.20%         3.40%
          Net investment income (loss)                    --              1.42%          1.47%          0.70%        (0.15)%

  # Per share data are based on average shares outstanding.
 ## Ratios  do  not  reflect  expense  reductions  from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the year ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                                     -----------------------------------------------            PERIOD ENDED
                                                           2001               2000              1999        AUGUST 31, 1998*
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $19.30             $17.11            $14.16                  $13.61
                                                         ------             ------            ------                  ------
Income from investment operations# -
  Net investment income(S)                               $ 0.07             $ 0.13            $ 0.14                  $ 0.10
  Net realized and unrealized gain on investments
    and foreign currency###                                0.45               2.42              3.15                    0.47
                                                         ------             ------            ------                  ------
    Total from investment operations                     $ 0.52             $ 2.55            $ 3.29                  $ 0.57
                                                         ------             ------            ------                  ------
Less distributions declared to shareholders -
  From net investment income                             $(0.08)            $(0.12)           $(0.12)                 $(0.02)
  From net realized gain on investments and
    foreign currency transactions                         (0.55)             (0.24)            (0.22)                   --
                                                         ------             ------            ------                  ------
    Total distributions declared to shareholders         $(0.63)            $(0.36)           $(0.34)                 $(0.02)
                                                         ------             ------            ------                  ------
Net asset value - end of period                          $19.19             $19.30            $17.11                  $14.16
                                                         ======             ======            ======                  ======
Total return                                               2.55%             15.19%            23.47%                   4.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.86%              1.95%             2.01%                   2.11%+
  Net investment income                                    0.35%              0.73%             0.83%                   0.66%+
Portfolio turnover                                           63%                83%               97%                     89%
Net assets at end of period (000 Omitted)              $698,338           $125,713           $52,586                 $16,786

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                     $ --               $ 0.14            $ 0.14                  $(0.02)
        Ratios (to average net assets):
          Expenses##                                       --                 1.91%             2.01%                   2.85%+
          Net investment income (loss)                     --                 0.77%             0.83%                  (0.09)%+

  * For the period from the inception of Class B shares, November 4, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                                      ----------------------------------------------            PERIOD ENDED
                                                            2001              2000              1999        AUGUST 31, 1998*
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $19.30            $17.10            $14.16                  $13.63
                                                          ------            ------            ------                  ------
Income from investment operations# -
  Net investment income(S)                                $ 0.07            $ 0.13            $ 0.14                  $ 0.10
  Net realized and unrealized gain on investments
    and foreign currency###                                 0.44              2.43              3.15                    0.45
                                                          ------            ------            ------                  ------
    Total from investment operations                      $ 0.51            $ 2.56            $ 3.29                  $ 0.55
                                                          ------            ------            ------                  ------
Less distributions declared to shareholders -
  From net investment income                              $(0.08)           $(0.12)           $(0.13)                 $(0.02)
  From net realized gain on investments and
    foreign currency transactions                          (0.55)            (0.24)            (0.22)                   --
                                                          ------            ------            ------                  ------
    Total distributions declared to shareholders          $(0.63)           $(0.36)           $(0.35)                 $(0.02)
                                                          ------            ------            ------                  ------
Net asset value - end of period                           $19.18            $19.30            $17.10                  $14.16
                                                          ======            ======            ======                  ======
Total return                                                2.52%            15.27%            23.47%                   4.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.86%             1.95%             2.01%                   2.09%+
  Net investment income                                     0.35%             0.73%             0.84%                   0.66%+
Portfolio turnover                                            63%               83%               97%                     89%
Net assets at end of period (000 Omitted)               $366,154           $49,887           $19,053                  $3,613

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                      $ --              $ 0.14            $ 0.14                  $(0.02)
        Ratios (to average net assets):
          Expenses##                                        --                1.91%             2.01%                   2.83%+
          Net investment income (loss)                      --                0.77%             0.84%                  (0.09)%+

  * For the period from the inception of Class C shares, November 5, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED AUGUST 31,
                                -------------------------------------------------------------              PERIOD ENDED
                                   2001              2000              1999              1998          AUGUST 31, 1997*
-----------------------------------------------------------------------------------------------------------------------
                                CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period            $19.47            $17.24            $14.22            $14.81                    $12.20
                                 ------            ------            ------            ------                    ------
Income from investment operations# -
  Net investment income(S)       $ 0.28            $ 0.30            $ 0.31            $ 0.24                    $ 0.15
  Net realized and
    unrealized gain on
    investments and
    foreign currency###            0.44              2.44              3.20              1.09                      2.46
                                 ------            ------            ------            ------                    ------
    Total from investment
      operations                 $ 0.72            $ 2.74            $ 3.51            $ 1.33                    $ 2.61
                                 ------            ------            ------            ------                    ------
Less distributions declared to shareholders -
  From net investment income     $(0.29)           $(0.27)           $(0.27)           $(0.21)                   $ --
  From net realized gain on
    investments and foreign
    currency transactions         (0.55)            (0.24)            (0.22)            (1.71)                     --
                                 ------            ------            ------            ------                    ------
    Total distributions declared
      to shareholders            $(0.84)           $(0.51)           $(0.49)           $(1.92)                   $ --
                                 ------            ------            ------            ------                    ------
Net asset value - end of period  $19.35            $19.47            $17.24            $14.22                    $14.81
                                 ======            ======            ======            ======                    ======
Total return                       3.58%            16.36%            24.97%             9.83%                    21.39%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                       0.86%             0.95%             1.01%             1.19%                     1.54%+
  Net investment income            1.35%             1.65%             1.85%             1.57%                     1.51%+
Portfolio turnover                   63%               83%               97%               89%                      118%
Net assets at end of period
  (000 Omitted)                 $45,849           $34,189            $3,413              $999                      $964

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income    $ --              $ 0.31            $ 0.31            $ 0.12                    $ 0.03
        Ratios (to average net assets):
          Expenses##               --                0.91%             1.01%             1.93%                     2.67%+
          Net investment income    --                1.69%             0.85%             0.82%                     0.35%+
  * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the year ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Value Fund (the fund) (formerly, MFS Equity Income Fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $59,446,892. These loans were collateralized by cash of $61,313,552 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                    SHARES            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    61,313,552          $61,313,552

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $49,616 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $7,386 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended August 31, 2001, accumulated undistributed net investment income decreased by $204,318, accumulated undistributed net realized gain on investments and foreign currency transactions increased by $204,377, and paid-in capital decreased by $59 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of who receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $13,984 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,260,162 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $41,811 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,240 and $1,258 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $19,834, $581,571, and $59,428 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,342,160,486 and $620,465,893, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $2,126,476,368
                                                               --------------
Gross unrealized depreciation                                  $ (114,816,462)
Gross unrealized appreciation                                      61,092,043
                                                               --------------
    Net unrealized depreciation                                $  (53,724,419)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED AUGUST 31, 2001          YEAR ENDED AUGUST 31, 2000
                                     --------------------------------       -----------------------------
                                          SHARES               AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           50,550,611       $1,018,710,788        9,171,089       $158,557,526
Shares issued to shareholders in
  reinvestment of distributions          413,554            8,350,365          126,464          2,144,789
Shares reacquired                     (8,621,582)        (172,599,023)      (3,765,345)       (64,824,887)
                                      ----------       --------------      -----------       ------------
    Net increase                      42,342,583       $  854,462,130        5,532,208       $ 95,877,428
                                      ==========       ==============      ===========      =============

Class B shares
                                           YEAR ENDED AUGUST 31, 2001          YEAR ENDED AUGUST 31, 2000
                                     --------------------------------       -----------------------------
                                          SHARES               AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           32,990,577       $  662,799,689        5,247,117      $  89,896,110
Shares issued to shareholders in
  reinvestment of distributions          237,375            4,798,644           92,598          1,558,652
Shares reacquired                     (3,353,222)         (66,856,272)      (1,900,658)       (31,789,958)
                                      ----------       --------------      -----------       ------------
    Net increase                      29,874,730       $  600,742,061        3,439,057      $  59,664,804
                                      ==========       ==============      ===========      =============

Class C shares
                                           YEAR ENDED AUGUST 31, 2001          YEAR ENDED AUGUST 31, 2000
                                     --------------------------------       -----------------------------
                                          SHARES               AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           18,010,016       $  362,507,353        2,412,261      $  41,667,543
Shares issued to shareholders in
  reinvestment of distributions           99,956            2,017,927           30,064            506,414
Shares reacquired                     (1,605,373)         (32,116,352)        (970,869)       (16,352,345)
                                      ----------       --------------      -----------       ------------
    Net increase                      16,504,599       $  332,408,928        1,471,456      $  25,821,612
                                      ==========       ==============      ===========      =============

Class I shares
                                           YEAR ENDED AUGUST 31, 2001          YEAR ENDED AUGUST 31, 2000
                                     --------------------------------       -----------------------------
                                          SHARES               AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            1,280,449        $  25,907,153        3,122,672      $  57,089,690
Shares issued to shareholders in
  reinvestment of distributions           79,582            1,613,345            7,793            133,226
Shares reacquired                       (746,784)         (15,079,480)      (1,572,565)       (28,794,979)
                                      ----------       --------------      -----------       ------------
    Net increase                         613,247        $  12,441,018        1,557,900      $  28,427,937
                                      ==========       ==============      ===========      =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2001, was $11,504. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund), (formerly, MFS Equity Income Fund) including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 5, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $4,587,486 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2001.

   FOR THE YEAR ENDED AUGUST 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 90.56%.

-------------------------------------------------------------------------------

MFS(R) VALUE FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - Principal, Robb                   State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              AUDITORS
(office services)                                        Ernst & Young LLP

Arnold D. Scott* - Senior Executive Vice                 INVESTOR INFORMATION
President and Director, MFS Investment                   For information on MFS mutual funds, call your
Management                                               investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                  business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                   INVESTOR SERVICE
Resources, Inc. (acquisition planning                    MFS Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Private Investor
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                              business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                              time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

CHAIRMAN AND PRESIDENT                                   For share prices, account balances, exchanges,
Jeffrey L. Shames*                                       or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGER                                        touch-tone telephone.
Lisa B. Nurme*
                                                         WORLD WIDE WEB
TREASURER                                                www.mfs.com
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) VALUE FUND                                               -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                              MVF-2 10/01 153M 93/293/393/893